Exhibit 99.1

Investor Presentation Meridian Waste Solutions February 2017 NASDAQ: MRDN

www.mwsinc.com This presentation contains certain forward - looking information about us that is intended to be covered by the safe harbor for “forward - looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward - looking statements are statements that are not historical facts. Words such as “guidance,” “expect,” “will,” “may,” “anticipate,” “plan,” “estimate, ” “ project,” “intend,” “should,” “can,” “likely,” “could,” “outlook” and similar expressions are intended to identify forward - looking stateme nts. These statements include statements about our plans, strategies and prospects. Forward - looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of our management and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, t he forward - looking information and statements. Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot assure you that the expectations will prove to be correct. Among the factors that could cau se actual results to differ materially from the expectations expressed in the forward - looking statements are: the impact on us of our substantial indebtedness, including on our ability to obtain financing on acceptable terms to finance our operations and grow th strategy and to operate within the limitations imposed by financing arrangements; general economic and market conditions, including inflation and changes in commodity pricing, fuel, interest rates, labor, risk, health insurance and other variable cos ts that generally are not within our control, and our exposure to credit and counterparty risk; whether our estimates and assumptions concerning our selected balance sheet accounts, income tax accounts, and property and equipment and labor, fuel rates and economic and inflationary trends, turn out to be correct or appropriate; competition and demand for services in the solid was te industry; the negative impact on our operations of union organizing campaigns, work stoppages or labor shortages; changes by the Financial Accounting Standards Board or other accounting regulatory bodies to generally accepted accounting principles or pol ici es; and acts of war, riots or terrorism, including the continuing war on terrorism, as well as actions taken or to be taken by th e U nited States or other governments as a result of further acts or threats of terrorism, and the impact of these acts on economic, fi nan cial and social conditions in the United States. Additionally , new risk factors emerge from time to time and it is not possible for us to predict all such risk factors, or to assess the impact such risk factors might have on our business or the extent to which any factor or combination of factors may cause act ual results to differ materially from those contained in any forward - looking statements. You should not place undue reliance on any forward - looking statements on our website, which speak only as of the date they were placed on the website. Except to the exten t required by applicable law or regulation, we undertake no obligation to update or publish revised forward - looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

www.mwsinc.com NASDAQ: MRDN Our Mission 3

www.mwsinc.com NASDAQ: MRDN Investment Highlights • Over 118,500 residential customers and 5,000 commercial customers and growing through attractive acquisitions and organic growth • The Company remains focused on customer service and 97% retention rate of its municipal contracts • Goldman Sachs Specialty Lending Group as lead Senior Lender creating a well funded platform for growth; up to a $89.1M financing facility amended as of February 2017. • Highly experienced management team • The Company continues to focus on growth through acquisitions in 2017 4

www.mwsinc.com NASDAQ: MRDN Corporate and Stock Snapshot 5 Meridian Waste Solutions, Inc. NASDAQ: MRDN Stock Price (2/13/2017) $3.00 Shares Outstanding 6.9M Debt $81M Enterprise Value $102M Average Daily Volume 36,000 Shares Annual Revenue Run - Rate $63M (as of April 1, 2017) Annual Adjusted EBITDA Run - Rate $13M # of Residential Customers 118,500 # of Commercial Customers 5,000 4 Transfer Stations, 1 Recycling Facility, 3 Municipal Solid Waste Landfills

Meridian Waste Solutions

Overview

- A vertically integrated provider of non-hazardous solid waste collection, transfer, recycling and disposal services.
- **Collection:** Meridian operates approximately 130+ trucks with a an average age of 2010, based in St. Louis MO and Richmond, VA marketplaces, consisting of approximately 100 residential trucks and 20 commercial trucks, 9 industrial trucks and various other trucks.
  - Approximately 80% of the company's 118,500 residential customers are municipal contract-based.
  - The company has roughly 27 municipal contracts with terms of 3 to 6 years and a 97% Retention Rate.
  - The Company has over 5,000 commercial customers and over 16,000 Roll Off Customer with 19% being Permanent and 81% being Temporary.
- **Transfer Stations:** Meridian currently operates 4 transfer stations
- **Landfill:** Meridian currently owns 3 municipal solid waste landfills. Its Bowling Green, MO location has a 265 acre landfill with an expected 22,000,000 cubic yards ("cys") currently in process of being permitted. Its Petersburg, VA location's landfill and transfer station has 1,500 tpd daily permit capacity. Its Lunenburg, VA landfill has 1,000 tpd daily permit capacity.
- **Recycling:** Meridian offers recycling with their municipal contracts and subscription customers. The same residential trucks are utilized to service the recycling routes

Nine Months Annualized September 2016

- **All financials do not include acquisition of The CFS Group, closed on February 16, 2017**



54%
10%
9%
10%
17%
Residential Municipal and Subscription
Commercial
Roll Off
Landfill
Transfer Stations

OUR MISSION:

- Do Things Better
- Challenge Everyday Norms to Increase Productivity
- Build Employee and Customer Loyalty with Personal Achievement
- Serve the Mission and Expand the Expectations
- Be The Answer

NASDAQ: MRDN www.mwsinc.com 6

www.mwsinc.com NASDAQ: MRDN Strong Financial Performance 7 Summary Financials (millions) Revenue Adjusted EBITDA » See appendix for a reconciliation of Adjusted EBITDA » All financials do not include acquisition of The CFS Group, closed on February 16, 2017 $11.3 $12.2 $13.5 $31.9 Revenue 2013 2014 2015 9Mos 2016 Annualized $2.8 $2.9 $3.0 $8.1 Adjusted EBITDA 2013 2014 2015 9Mos 2016 Annualized » Historic revenue driven primarily by : » Increase in collection volumes from strong residential, commercial and roll off growth » Acquiring strategic companies in December 2015 secured the needed infrastructure to internalize St. Louis, MO market of Meridian. » The Company has begun to internalize its collection volume into Eagle Ridge LF (Sept 2016) » Flexible, highly scalable cost structure » Expanding margins due to: » Economies of scale » Vertical Integrated operations » New residential contracts » Adoption by customers of new pricing initiatives Commentary 24.8% 23.8% 22.2% 25.4%

www.mwsinc.com NASDAQ: MRDN Recent Performance and Growth Drivers 8 • Our 2016 revenue has grown significantly primarily for two reasons : • Two successful acquisitions that occurred in December 2015 • Continued growth of our core business • As our revenues continue to grow in the existing market, we plan to increase the rate of this growth by increasing our presence in the commercial and roll off business. • Our gross profit percentage is increasing. The increase is significant in that it shows management’s ability to improve efficiencies of operations. Nine Months Ended September 30th 2015 vs 2016 Growth Drivers $9.7 $23.9 Revenue 2015 2016 (millions) $2.2 $6.1 Adjusted EBITDA 2015 2016 (millions)

www.mwsinc.com NASDAQ: MRDN Quarter over Quarter Growth 9 March 2015 - September 2016 $3.04 $3.32 $3.38 $3.78 $7.49 $8.01 $8.39 Revenue 3/31/15 6/30/15 9/30/15 12/31/15 3/31/16 6/30/16 9/30/16 (millions) 27% 26% 26% 25% 30% 31% 29% Gross Profit % 3/31/15 6/30/15 9/30/15 12/31/15 3/31/16 6/30/16 9/30/16

www.mwsinc.com NASDAQ: MRDN Management Team Jeff S. Cosman, Chairman & Chief Executive Officer , has more than 10 years experience in the solid waste industry from local operations up to corporate accounting and finance with Republic Services ( NYSE:RSG) and Browning Ferris Industries (NYSE: BFI). Mr. Cosman holds a B.B.A. in Managerial Finance and Banking & Finance, as well as a Bachelors of Accountancy from the University of Mississippi. Mr. Cosman was drafted by the New York Mets and played professional baseball in the minor leagues from 1993 - 1996. Mr. Cosman is the son of Jim Cosman, Sr., former President & COO of Republic Services. Jeff Cosman played an active role during the consolidation of Republic Services, specifically in the accounting consolidation, initial cultural integration and the reporting to Wall Street when they acquired 168 companies in 30 months, going from $500 Million in Revenue to over $2.1 Billion. Wally Hall, Director, President & Chief Operating Officer , Started his career with Browning Ferris Industries (NYSE: BFI ) and within 6 years oversaw 400 employees with annual revenue of $50 Million. In 2001, Mr. Hall was one of three founders of Advanced Disposal Services, Inc . (NYSE:ADSW), which is now the fourth largest solid waste company in the U.S. Starting with two trucks, Mr. Hall grew operations to over $1.3 Billion in annual revenue, 5300 employees, 91 collection/hauling facilities, 45 MSW and C&D Landfills, 71 Transfer Stations and 21 recycling facilities as Chief Operating Officer. At the time of Mr . Hall’s departure in 2014, Mr. Hall had successfully merged 3 (three) companies (Advanced Disposal, Veolia & Interstate Waste). Joe D’Arelli, Chief Financial Officer , Started his career with BDO Seidman, a national accounting firm and later became a founding Partner/Shareholder at D’Arelli Pruzansky, P . A . and is licensed in the states of Florida and New York . He has a Bachelor's Degree in Accounting from Saint John’s University and more than twenty years of extensive experience in auditing public and private companies in such industries as Waste Management, Financial Services ; Broker/Dealers ; Distribution and Technology Companies . Mr . D’Arelli joined Meridian Waste Solutions in May 2016 . He continues his affiliations with the American Institute of Certified Public Accountants (AICPA), New York State Society of Certified Public Accountants (NYSSCPA), Florida Institute of Certified Public Accountants (FICPA), and Certified Public Accountant in the states of Florida and New York 10

www.mwsinc.com NASDAQ: MRDN Recent Developments 11 Acquisitions & New Contracts Since 2014 • On December 22, 2015, the Company acquired two companies in the local market of St. Louis, MO. Christian Disposal added over fifteen municipal contracts and three transfer stations to our operating assets in MO • Eagle Ridge Landfill was acquired on December 22, 2015 as well. In this transaction, the Company grew its existing infrastructure adding a 265 acre MSW (Municipal Solid Waste) landfill. In doing so, the Company as recently as September 2016, is now able to internalize a significant portion of its volume • In February 2016, began a 5 - year contract with the City of Webster Groves, MO. This municipality had been with Waste Management over 10 years and was Waste Managements largest municipal contract in St. Louis. • January 2017, a warded two St. Louis County solid waste contracts. Expected to generate $25M revenue over 5 years and increases its contracted residential customer base by 20,300 starting April 2017 • February 2017, acquired The CFS Group of Richmond, VA. CFS generated $25M revenue in 2016 and adds 30,000+ customers • $90M Credit Facility with Goldman Sachs Specialty Lending Group • Consolidated four Billing Systems into one (Soft - Pak - 12/16); building a Centralized Back Office for future reductions in SGA

www.mwsinc.com NASDAQ: MRDN Internal Growth Strategy 12 Price 3% Volume 5% Customer Retention Price: • Individual Account Review • Improved Pricing on Existing Customer • Annual CPI’s Volume: • Set higher objectives for Managers • Adding container density to existing commercial routes • Increased focus on Construction & Demolition: Permanent & Temporary work. Retention: • Superior Service • Focused Customer Relationships • The Company remains confident on building on its 97% Retention Rate

www.mwsinc.com NASDAQ: MRDN Focused Growth Strategy • Acquisitions will be the key to our rapid and profitable growth (Revenue, EBITDA and Geographic Expansion). • We expect to continue to build a strong culture around our expertise in the waste industry. • Having a decentralized management structure, we expect to retain former owners/operators to newly acquired markets. • The Company will remain nimble in its pursuit to add value at the municipal contract level, whereby constantly looking to extend the length of our existing contracted revenue. 13 Strategy Geographic Expansion & Tuck Ins Meridian focused on Markets with Growth Potential Meridian Focused on Infrastructure • Key tuck - in operations focused around our existing operations. • The Company will focus on new markets which are vertically integrated or disposal neutral markets. • We focus on mid - size companies with a substantial record of long term contracts with municipalities across our regional platform. The retention rate of current contracts is vital to the evaluation of any potential acquisition. • We target companies with accretive earnings . $125.5 $200.0 $47.7 $43.5 $95.0 $511.7 $27.6 $44.0 $10.5 $9.6 $20.9 $112.6 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 SEC Region ACC Region PAC-12 BIG-10 BIG East Total Potential Growth Potential in Various Markets Revenue EBITDA 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 SEC Region ACC Region PAC-12 BIG-10 BIG East Desired Infrastructure in New Markets # of Landfills # of TS # of Hauling *The company does not expect to close all transactions listed, but it maintains a pathway for growth through the discussions had with the targets.

www.mwsinc.com NASDAQ: MRDN Geographic Expansion Strategy • With a focus on Geographic expansion, the Company will acquire assets with: • L andfill and/or transfer station assets • F avorable disposal rates with landfills & transfer stations around the targets. • In some markets, having a landfill is simply not an option nor is it desired by the Company (“Disposal Neutral”). • Disposal neutral markets are markets where the disposal rate is fixed so the competition has the same rate, regardless of size or entity. • Disposal neutral markets allow the Company to maximize its operating capabilities while limiting its capital requirements to run a landfill. 14 Competitive Markets with Infrastructure Focus

www.mwsinc.com NASDAQ: MRDN The Real Growth Story • The exit strategy for an owner with Meridian comes in three buckets: • Initial Cash + Initial Stock + Long Term Employment Agreement • The Company believe sellers are attracted to our mission that focuses on: • Local Management/Former Owners – long term employment agreements • Retaining Existing employees • Customer Focus • Growth (Tuck Ins & Corp Growth) 15 Why Acquisition Targets Would Sell to Meridian Versus WM , RSG, WCN, ADSW Maximize Growth Strategy for Investors • The Company believes the last growth strategy on the public markets was Waste Connections (WCN). • Private Equity remains the primary source of growth for smaller companies; reducing ”true growth strategies” exposure to public markets. • The Company believes a focused mid - sized company with an experienced management team who have executed both new market start - up and acquisition growth strategies will benefit value oriented growth investors.

www.mwsinc.com NASDAQ: MRDN Launch of Meridian Innovations Subsidiary • E normous volumes of manufacturing residues are disposed of on a daily basis • C ontain concentrated sources of otherwise valuable materials that could yield superior economic value • I nvesting in advanced byproduct recovery technologies • A cquiring certain downstream production assets • I dentified a technical development team of experts who have a highly successful technology development and commercialization history • Over the past ten years, these technologists have invented and commercialized technologies that are currently generating more than $500 million per year in net income • T hrough the recovery of materials from otherwise low value industrial byproduct streams 16 Seeking to Capitalize on Value of Recovered Materials

www.mwsinc.com NASDAQ: MRDN Shareholder Value Revenue • Organic Price and Volume Growth • Accretive Tuck In Acquisitions • New Municipal Contracts • Geographic Expansion in New Markets EBITDA Margin • Operating Leverage and Increased Route Density • Cost Control • Internalization • Leverage SGA Return on Invested Capital • Capital Spend Controls • Capital Allocation Leverage • Increase EBITDA • Manage CAPEX Free Cash Flow • Balance Sheet Efficiency • Interest Savings Value Creation as a Growing Public Company 17

www.mwsinc.com NASDAQ: MRDN U.S. Environmental Industry – Overview • $89 billion basic s ervice i ndustry • Domestic waste collection and disposal generates approximately $49 billion annually • Recession resistant , necessary s ervice • Strong, predictable c ash flows • High EBITDA margins: Hauling Company 20 - 25%* Transfer Station 10 - 20% Landfill 35 - 60% *Hauling companies have lower EBITDA margins, but require less cap - ex. Landfills generate higher EBITDA margins, but have higher acquisition multiples and require more cap - ex 18

www.mwsinc.com NASDAQ: MRDN U.S. Solid Waste – Industry Overview • The domestic waste collection and disposal industry generates approximately $49 billion in revenue annually, 45% of which is controlled by four large publicly traded firms; Waste Management Inc . (NYSE: WM), Republic Services Inc . (NYSE: RSG), Waste Connections Inc . (NYSE: WCN) and Advanced Disposal Services (NYSE: ADSW). • Despite the presence of these large public players the industry remains relatively fragmented, particularly in regional areas where there are thousands of private small to midsized operators. These small private operations account for approximately 30% of the market while the other approximately 25% consists of municipalities that manage their own waste. • During the past two decades the industry has experienced significant consolidation and M&A activity as large publicly traded firms increase market share through acquisition. • Domestic waste managers earn revenue primarily through collection, transfer and disposal of waste generated by households and businesses. Additional income is also earned through selling recycled waste products or through recycling fees. Waste collection accounts for approximately 61% of industry revenue. • Firms in this industry typically enter into long term contracts with municipalities which grant them the exclusive right to provide waste collection services in the municipality for a stipulated period of time. Most municipal contracts last between 3 and 10 years and are subject to a competitive bidding process at expiration. Firms in this industry also earn a sizable amount of revenue from waste collection contracts with commercial and industrial customers. • Source: The Henry Fund Henry B. Tippie School of Management , Waste Collection & Disposal Services February 10, 2016, Wallace King [wallace - king@uiowa.edu ] 19

Traditional Solid Waste Companies

Collection Company

An integrated facility with revenues being generated from commercial, roll-off (construction and debris & industrial), residential and recycling collection operations.

Transfer Station

Is a vital link to a community's solid waste collection program and a final waste disposal facility. It is a facility with a designated receiving area where waste collection vehicles discharge their loads. The waste is often compacted, then loaded into larger vehicles (transfer trailer vehicles, etc.) for long haul shipment to a final disposal site, typically a landfill. There is no long term storage of waste allowed at these sites.

Landfill

A land engineered facility where solid waste is placed in layers of waste, dirt, clay, rock and approved artificial materials for final burial and capping. The facility is regulated by federal (Sub-title D regulations), state and local regulations that protect the surrounding groundwater, air and general environment from the disposed waste material. A non-hazardous waste landfill requires 30 years of post-closure monitoring to ensure the safety of the facility and surrounding community.





MERIDIAN WASTE SOLUTIONS, INC
NASDAQ: MRDN
www.mwsinc.com 20

www.mwsinc.com NASDAQ: MRDN Positioned as a Leading Provider of Solid Waste Services 21 Total North American 2015 Revenue (billions) Waste Management & Waste Connections is all US based operations (non - inclusive of E&P) Waste Industries is 2014 c alendar year Waste Pro is 2013 calendar year $12.2 $9.1 $3.3 $1.4 $0.6 $0.5 $0.5 $0.3 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 Waste Management Republic Services Waste Connections Advanced Disposal Services Waste Industries Casella Waste Pro WCA

www.mwsinc.com NASDAQ: MRDN Comparable Public Companies 22 Trading at 1.6X Revenue and 7.8X EV/Adjusted EBITDA – 40% Discount to Comparable Companies in $millions, as per 2/8/17 Stock Enterprise TTM Enterprise Multiples Company (Stock Symbol) Price S/O Cash Debt Value Revenue EBITDA Revenue EBITDA Advanced Disposal Services (ADSW) $22.00 87.7 $1.0 $2,240.0 $4,168 $1,400.0 $386.1 3.0 10.8 Casella Waste Systems (CWST) $11.30 40.5 $3.5 $500.6 $955 $561.3 $104.4 1.7 9.1 Covanta Holding (CVA) $15.75 129.9 $113.0 $2,700.0 $4,633 $1,670.0 $333.0 2.8 13.9 Republic Services (RSG) $57.75 340.0 $55.0 $7,700.0 $27,280 $9,300.0 $2,610.0 2.9 10.5 Stericyle (SRCL) $76.00 85.1 $43.0 $3,000.0 $9,425 $3,540.0 $742.6 2.7 12.7 U.S. Ecology (ECOL) $52.75 21.8 $6.4 $287.8 $1,431 $498.8 $117.0 2.9 12.2 Waste Connections (WCN) $80.00 175.4 $119.3 $3,690.0 $17,603 $2,860.0 $903.2 6.2 19.5 Waste Management (WM) $70.00 442.0 $30.0 $9,300.0 $40,210 $13,400.0 $3,700.0 3.0 10.9 Group Average 3.1 12.4 Meridian Waste Solutions (MRDN)* $3.00 6.9 $0.0 $81.1 $102 $63.0 $13.0 1.6 7.8 * Annual Run - Rate, Adjusted EBITDA

Board of Directors

Thomas J. Cowee, Director (Audit Committee Chair), has 37 years of experience in the environmental industry, including 15 years as a Chief Financial Officer. After retiring at the end of 2012, Mr. Cowee began serving as a board director for companies and is currently serving as a director on; Enviro Group, LLC and STC Investors, LLC, both privately owned environmental companies, both since 2015. Enviro Group, LLC is a hazardous trucking and transfer company, and STC Investors, LLC is primarily a refinery services and trucking company. Previously Mr. Cowee served as a director on the board of Rizzo Group, LLC, a privately owned solid waste collection, transfer and recycling business from 2014 to 2016, until sold. Mr. Cowee was Vice President and Chief Financial Officer of Progressive Waste Solutions Ltd, from 2005 to 2012. Progressive Waste Solutions Ltd **(NYSE:BIN)**, was a publicly traded solid waste collection, transfer, recycling and landfill business, with operations in the United States and Canada. Mr. Cowee joined IESI Corporation in 1997 as its Chief Financial Officer and in 2000 was appointed Senior Vice President and Chief Financial Officer until IESI Corporation was acquired by Progressive Waste Solutions Ltd in 2005. From 1995 to 1997, he was Assistant Corporate Controller of USA Waste Services, Inc., and from 1979 to 1995 he held various field accounting positions with Waste Management Inc. Mr. Cowee has a B.Sc. in accounting from The Ohio State University.

Jackson Davis, Director (Nominating Committee Chair), has more than 20 years experience in technology and technology leadership, previously holding roles with software development companies providing mobile infrastructure management and wholesale financing solutions. Mr. Davis holds a BSBA in Decision Science with concentration in Management Information Systems from East Carolina University and has extensive experience in guiding organizational business strategy to propel improvement and maximum impact, while focusing on cost-efficiency and productivity. He is currently Director of Financial and Business Services Applications for Cox Enterprises a leading communications, media, and automotive services company with revenues of $18 billion.

Joe Ardagna, Director (Compensation Committee Chair), Brings 30 years of experience in the restaurant industry, starting as an hourly kitchen employee to owning and operating a 28 restaurant chain in Atlanta and the Carolinas doing approximately $90 million in yearly sales. Mr. Ardagna oversaw all aspects of the business including but not limited to finance, legal, compensation, site selection, design and development, licensing and brand development. Mr. Ardagna sold a majority of his interest to a private equity group in 2011 and currently sits on the Board of Directors with the Company. In 2013, Mr. Ardagna started a new venture in the restaurant industry in Atlanta and currently oversees the operation of 4 pizza restaurants and the construction of a new store opening in February 2017. He has an undergraduate degree from Bowdoin College in 1984 and serves on the Board of Trustees at the New Hampton School in New Hampshire.

MERIDIAN WASTE SOLUTIONS, INC
NASDAQ: MRDN
www.mwsinc.com
23

www.mwsinc.com Appendix

www.mwsinc.com NASDAQ: MRDN Adjusted EBITDA Reconciliation 25 Adjustments to EBITDA (a) Additions/Deductions include income tax benefit, interest expense, depreciation & amortization, accretion on landfill ret ire ment obligations and accretion on loss contracts and other long term liabilities ($ in millions) 2013 2014 2015 9 Mos Ended Sept 30, 2016 9 Mos Annualized Sept 30, 2016 Net (loss) $1.2 $(2.4) $(19.2) $(14.3) $(19.0) Additions/deductions(a) 1.6 3.9 5.9 9.4 12.5 EBITDA from Continuing Operations $2.8 $1.5 $(13.3) $(4.9) $(6.5) Adjustments Acquisition and development Costs  -   -  4.6 0.8 1.1 Stock incentive compensation  -   -  7.6 8.1 10.8 Stock issued for services  -   -  0.6 0.8 1.0 Profoma Adjustments for Depreciation & Amortization  -  1.4  -   -   -  Rebranding and Integration Costs  -   -  1.8 0.9 1.2 Recurring Corp Overhead 1.3 1.7 Change in Fair Market Value of Derivatives  -   -  1.7         Adjusted EBITDA $2.8 $2.9 $3.0 $6.1 $8.1 % Margin                     CAPEX $2.2 $1.4 $1.3 $5.4 $7.2

www.mwsinc.com NASDAQ: MRDN Driving Long Term Value by Leadership Our management team’s experience in the waste industry 26 $327.3 $417.7 $571.7 $825.5 $121.4 $163.4 $- $500.0 $1,000.0 1993 1994 1995 1996 Revenue EBITDA $66.0 $86.0 $123.0 $143.0 $11.9 $19.5 $30.2 $41.9 $- $200.0 2003 2004 2005 2006 ADVANCED DISPOSAL EARLY YEARS GROWTH Revenue EBITDA EBITDA for Republic Service in 1993 & 1994 were unavailable 21.2% 19.8% 18.0% 22.7% 24.6% 29.3% 24.8% 23.8% 22.2% 25.4% REPUBLIC SERVICES EARLY YEARS GROWTH $11.3 $12.2 $13.5 $31.9 $2.8 $2.9 $3.0 $8.1 $0.0 $10.0 $20.0 $30.0 $40.0 2013 2014 2015 2016 Annualized MERIDIAN WASTE SOLUTIONS INITIAL YEARS GROWTH Revenue EBITDA

Meridian Waste Solutions Investor Presentation Thank You! February 2017 Jeff Cosman, CEO ir@meridianwastesolutions.com 12540 Broadwell Road Suite 2104 Milton, GA 30004 www.mwsinc.com NASDAQ: MRDN